POWER OF ATTORNEY

	Know all by these presents, that the
undersigned hereby constitutes and appoints each of Erik B. Carlson and Michael A. Hammell, signing singly, the undersigned?s true and lawful attorney-in-fact to:

1.	execute for and on behalf of the
undersigned, in the undersigned?s
capacity as a Director of
TransMontaigne Partners L.P. (the
?Company?), Forms 3, 4, and 5 in
accordance with Section 16(a) of the
Securities Exchange Act of 1934 and
the rules thereunder, and Form 144
pursuant to Rule 144 under the
Securities Act of 1933;

2.	do and perform any and all acts for
and on behalf of the undersigned
which may be necessary or desirable
to complete and execute any such
Form 3, 4, or 5 and Form 144, and
timely file such form with the United
States Securities and Exchange
Commission and any stock exchange
or similar authority; and

3.	take any other action of any type
whatsoever in connection with the
foregoing which, in the opinion of
such attorney-in-fact, may be of
benefit to, in the best interest of, or
legally required by, the undersigned,
it being understood that the
documents executed by such
attorney-in-fact on behalf of the
undersigned pursuant to this Power
of Attorney shall be in such form and
shall contain such terms and
conditions as such attorney-in-fact
may approve in such attorney-in-
fact?s discretion.

	The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact?s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned?s responsibilities to comply with (i) Section 16 of the Securities
Exchange Act of 1934, or (ii) Rule 144 under the
Securities Act of 1933.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 and Rule 144 with respect to the undersigned?s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, 	the
undersigned has caused this Power of Attorney to be executed as of this 15th day of July 2010.




	______________________________

	Ronald A. Majors